                                                                   Exhibit 10.18

                       [FORM OF INDEMNIFICATION AGREEMENT]

                       HEALTH BENEFITS DIRECT CORPORATION

                 DIRECTOR AND OFFICER INDEMNIFICATION AGREEMENT

     This Director and Officer Indemnification  Agreement,  dated as of November
15th,  2005 (this  "Agreement"),  is made by and between Health  Benefits Direct
Corporation,  a Delaware  corporation  (the  "COMPANY"),  and Scott Frohman (the
"INDEMNITEE").

                                    RECITALS:

     A. Section 141 of the Delaware  General  Corporation  Law provides that the business and affairs of a corporation shall be managed by or under the direction of its board of directors.

     B. By virtue of the  managerial  prerogatives  vested in the  directors and officers of a Delaware corporation, directors and officers act as fiduciaries of the corporation and its stockholders.

     C. Thus,  it is  critically  important to the Company and its  stockholders that  the  Company  be able to  attract  and  retain  the most  capable  persons reasonably available to serve as directors and officers of the Company.

     D. In recognition of the need for corporations to be able to induce capable and responsible  persons to accept positions in corporate  management,  Delaware law authorizes (and in some instances requires)  corporations to indemnify their directors  and officers,  and further  authorizes  corporations  to purchase and maintain insurance for the benefit of their directors and officers.

     E.  The  Delaware  courts  have  recognized  that   indemnification   by  a
corporation  serves the dual  policies of (1)  allowing  corporate  officials to resist unjustified  lawsuits,  secure in the knowledge that, if vindicated,  the corporation  will bear the expense of litigation,  and (2)  encouraging  capable women  and men to serve as  corporate  directors  and  officers,  secure  in the knowledge that the corporation  will absorb the costs of defending their honesty and integrity.

     F. The number of lawsuits challenging the judgment and actions of directors and officers of Delaware corporations, the costs of defending those lawsuits and the  threat to  personal  assets  have all  materially  increased  over the past several  years,  chilling the  willingness of capable women and men to undertake the responsibilities imposed on corporate directors and officers.

     G. Recent  federal  legislation  and rules  adopted by the  Securities  and
Exchange  Commission  and the national  securities  exchanges  have exposed such directors and officers to new and substantially broadened civil liabilities.

     H. Under Delaware law, a director's or officer's right to be reimbursed for the costs of defense of criminal actions, whether such claims are asserted under state or federal  law,  does not depend  upon the merits of the claims  asserted against the director or officer and is separate  and distinct  from any right to indemnification the director may be able to establish.

     I.  Indemnitee is, or will be, a director and/or officer of the Company and his or her  willingness to serve in such capacity is predicated,  in substantial part, upon the Company's  willingness to indemnify him or her in accordance with the principles  reflected  above, to the fullest extent permitted by the laws of the  State of  Delaware,  and  upon the  other  undertakings  set  forth in this
Agreement.

     J.  Therefore,  in  recognition  of the  need to  provide  Indemnitee  with
substantial   protection  against  personal  liability,   in  order  to  procure
Indemnitee's  continued  service as a director and/or officer of the Company and to enhance Indemnitee's ability to serve the Company in an effective manner, and in  order to  provide  such  protection  pursuant  to  express  contract  rights
(intended to be enforceable  irrespective of, among other things,  any amendment to the Company's  certificate  of  incorporation  or bylaws  (collectively,  the
"CONSTITUENT  DOCUMENTS"),  any change in the composition of the Company's Board of Directors  (the  "BOARD") or any  change-in-control  or business  combination transaction  relating to the  Company),  the  Company  wishes to provide in this
Agreement for the  indemnification  and advancement of Expenses to Indemnitee on the terms, and subject to the conditions, set forth in this Agreement.

     K. In light of the considerations referred to in the preceding recitals, it is the Company's  intention and desire that the  provisions of this Agreement be construed liberally, subject to their express terms, to maximize the protections to be provided to Indemnitee hereunder.

AGREEMENT:

     NOW, THEREFORE, the parties hereby agree as follows:

     1.   CERTAIN  DEFINITIONS.  In addition to terms defined  elsewhere herein, the following terms have the following meanings when used in this Agreement with initial capital letters:

          (a) "CHANGE IN CONTROL"  shall have  occurred at such time, if any, as
Incumbent  Directors cease for any reason to constitute a majority of Directors.
For purposes of this Section 1(a),  "INCUMBENT  DIRECTORS" means the individuals who, as of the date  hereof,  are  Directors  of the Company and any  individual becoming a Director subsequent to the date hereof whose election, nomination for election by the Company's stockholders,  or appointment,  was approved by a vote of at least a majority  of the then  Incumbent  Directors  (either by a specific vote or by approval of the proxy  statement  of the Company in which such person is named as a nominee  for  director,  without  objection  to such  nomination);
PROVIDED, HOWEVER, that an individual shall not be an Incumbent Director if such individual's  election  or  appointment  to the  Board  occurs as a result of an actual or threatened  election  contest (as  described in Rule  14a-12(c) of the
Securities  Exchange  Act of 1934,  as amended)  with respect to the election or removal of directors or other actual or  threatened  solicitation  of proxies or consents by or on behalf of a Person other than the Board.

          (b) "CLAIM" means (i) any threatened,  asserted,  pending or completed
claim,   demand,   action,   suit  or  proceeding,   whether  civil,   criminal,
administrative,  arbitrative,  investigative or other, and whether made pursuant to federal,  state or other law; and (ii) any inquiry or investigation,  whether made,  instituted  or conducted by the Company or any other  Person,  including, without  limitation,  any  federal,  state or other  governmental  entity,  that
Indemnitee  reasonably  determines  might  lead to the  institution  of any such claim,  demand,  action,  suit or  proceeding.  For the avoidance of doubt,  the
Company intends indemnity to be provided hereunder in respect of acts or failure to act prior to, on or after the date hereof.

          (c) "CONTROLLED  AFFILIATE" means any corporation,  limited  liability company,  partnership,  joint  venture,  trust or other  entity  or  enterprise, whether or not for  profit,  that is directly or  indirectly  controlled  by the
Company.  For  purposes  of this  definition,  "CONTROL"  means the  possession, directly or  indirectly,  of the power to direct or cause the  direction  of the management or policies of an entity or enterprise, whether through the ownership of voting  securities,  through other voting  rights,  by contract or otherwise;
PROVIDED that direct or indirect beneficial  ownership of capital stock or other interests in an entity or enterprise entitling the holder to cast 15% or more of the total  number of votes  generally  entitled  to be cast in the  election  of directors  (or  persons  performing  comparable  functions)  of such  entity  or
enterprise  shall  be  deemed  to  constitute   control  for  purposes  of  this
definition.

          (d)  "DISINTERESTED  DIRECTOR"  means a director of the Company who is not and was not a party to the  Claim in  respect  of which  indemnification  is sought by Indemnitee.

          (e) "EXPENSES" means attorneys' and experts' fees and expenses and all other  costs and  expenses  paid or payable in  connection  with  investigating, defending,  being a witness in or  participating  in (including  on appeal),  or preparing to investigate,  defend,  be a witness in or participate in (including on appeal), any Claim.

          (f)  "INDEMNIFIABLE  CLAIM" means any Claim based upon, arising out of or resulting from (i) any actual,  alleged or suspected act or failure to act by
Indemnitee in his or her capacity as a director,  officer,  employee or agent of the Company or as a director,  officer,  employee,  member, manager,  trustee or agent of any other corporation,  limited liability company,  partnership,  joint venture,  trust or other entity or enterprise,  whether or not for profit, as to which  Indemnitee  is or was  serving at the  request of the  Company,  (ii) any actual,  alleged or suspected  act or failure to act by Indemnitee in respect of any business, transaction,  communication,  filing, disclosure or other activity of the Company or any other  entity or  enterprise  referred to in clause (i) of this sentence,  or (iii)  Indemnitee's  status as a current or former  director, officer,  employee or agent of the  Company or as a current or former  director, officer, employee, member, manager, trustee or agent of the Company or any other entity or  enterprise  referred to in clause (i) of this sentence or any actual, alleged or suspected act or failure to act by Indemnitee in connection  with any obligation or restriction  imposed upon Indemnitee by reason of such status.  In addition to any service at the actual  request of the  Company,  for purposes of this  Agreement,  Indemnitee  shall be deemed to be serving or to have served at the request of the Company as a director,  officer,  employee,  member, manager, trustee or agent of another entity or enterprise if Indemnitee is or was serving as a director,  officer,  employee,  member,  manager,  agent,  trustee or other fiduciary of such entity or  enterprise  and (i) such entity or enterprise is or at the time of such  service  was a  Controlled  Affiliate,  (ii) such entity or enterprise  is or at the time of such  service was an employee  benefit plan (or related trust) sponsored or maintained by the Company or a Controlled Affiliate, or (iii) the  Company or a  Controlled  Affiliate  (by action of the Board,  any committee  thereof or the Company's Chief Executive  Officer ("CEO") (other than as the CEO him or herself))  caused or  authorized  Indemnitee  to be nominated, elected, appointed,  designated,  employed, engaged or selected to serve in such capacity.

          (g)  "INDEMNIFIABLE  LOSSES"  means any and all  Losses  relating  to, arising out of or resulting from any  Indemnifiable  Claim;  PROVIDED,  HOWEVER, that  Indemnifiable  Losses shall not include  Losses  incurred by Indemnitee in respect of any Indemnifiable  Claim (or any matter or issue therein) as to which
Indemnitee  shall have been adjudged  liable to the Company,  unless and only to the  extent  that the  Delaware  Court of  Chancery  or the court in which  such
Indemnifiable  Claim was brought shall have  determined upon  application  that, despite the  adjudication of liability but in view of all the  circumstances  of the case,  Indemnitee is fairly and reasonably  entitled to indemnification  for such Expenses as the court shall deem proper.

          (h) "INDEPENDENT COUNSEL" means a nationally recognized law firm, or a member of a nationally  recognized  law firm,  that is experienced in matters of
Delaware  corporate law and neither presently is, nor in the past five years has been,  retained to represent:  (i) the Company (or any subsidiary) or Indemnitee in any matter  material to either such party (other than with respect to matters concerning the Indemnitee under this Agreement,  or of other  indemnitees  under similar  indemnification  agreements)  or (ii)  any  other  named  (or,  as to a threatened  matter,  reasonably  likely to be named) party to the  Indemnifiable
Claim giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing,  the term  "Independent  Counsel"  shall not  include any person who, under the applicable  standards of professional  conduct then prevailing,  would have a conflict of interest in representing  either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

          (i) "LOSSES" means any and all Expenses, damages, losses, liabilities, judgments,  fines, penalties (whether civil, criminal or other) and amounts paid
or  payable  in  settlement,   including,   without  limitation,  all  interest,
assessments  and other charges paid or payable in connection  with or in respect of any of the foregoing.

          (j) "PERSON" means any individual, entity or group, within the meaning of Section  13(d)(3) or  14(d)(2) of the  Securities  Exchange  Act of 1934,  as
amended.

          (k) "STANDARD OF CONDUCT" means the standard for conduct by Indemnitee that is a condition precedent to indemnification of Indemnitee hereunder against
Indemnifiable   Losses  relating  to,  arising  out  of  or  resulting  from  an
Indemnifiable  Claim. The Standard of Conduct is (i) good faith and a reasonable belief by Indemnitee that his action was in or not opposed to the best interests of the Company  and,  with respect to any criminal  action or  proceeding,  that
Indemnitee had no reasonable cause to believe that his conduct was unlawful,  or
(ii) any other applicable  standard of conduct that may hereafter be substituted under  Section  145(a) or (b) of the  Delaware  General  Corporation  Law or any
successor to such provision(s).

     2.   INDEMNIFICATION  OBLIGATION.  Subject  only  to  Section  7 and to the proviso in this Section,  the Company shall indemnify,  defend and hold harmless
Indemnitee, to the fullest extent permitted or required by the laws of the State of  Delaware  in effect on the date hereof or as such laws may from time to time hereafter  be amended to increase the scope of such  permitted  indemnification, against any and all  Indemnifiable  Claims and Indemnifiable  Losses;  PROVIDED,
HOWEVER, that, except as provided in Section 5, Indemnitee shall not be entitled to  indemnification  pursuant to this Agreement in connection with (i) any Claim initiated  by  Indemnitee  against the Company or any director or officer of the
Company  unless the Company has joined in or consented to the initiation of such
Claim, or (ii) the purchase and sale by Indemnitee of securities in violation of
Section 16(b) of the  Securities  Exchange Act of 1934, as amended.  The Company acknowledges that the foregoing obligation may be broader than that now provided by applicable law and the Company's Constituent Documents and intends that it be interpreted consistently with this Section and the recitals to this Agreement.

     3.   ADVANCEMENT   OF  EXPENSES.   Indemnitee   shall  have  the  right  to
advancement by the Company prior to the final  disposition of any  Indemnifiable
Claim of any and all actual and reasonable  Expenses relating to, arising out of or  resulting  from any  Indemnifiable  Claim paid or  incurred  by  Indemnitee.
Without  limiting  the  generality  or  effect of any  other  provision  hereof,
Indemnitee's right to such advancement is not subject to the satisfaction of any
Standard of Conduct. Without limiting the generality or effect of the foregoing, within five business days after any request by Indemnitee that is accompanied by supporting  documentation for specific  reasonable  Expenses to be reimbursed or advanced,  the Company  shall,  in  accordance  with such  request  (but without duplication),  (a) pay such  Expenses  on behalf of  Indemnitee,  (b) advance to
Indemnitee funds in an amount sufficient to pay such Expenses,  or (c) reimburse
Indemnitee  for such Expenses;  PROVIDED that  Indemnitee  shall repay,  without interest,  any  amounts  actually  advanced  to  Indemnitee  that,  at the final disposition of the  Indemnifiable  Claim to which the advance  related,  were in excess of amounts paid or payable by Indemnitee in respect of Expenses  relating to, arising out of or resulting  from such  Indemnifiable  Claim.  In connection with any such  payment,  advancement  or  reimbursement,  at the  request of the
Company,  Indemnitee  shall  execute and deliver to the Company an  undertaking,
which  need  not  be  secured  and  shall  be  accepted  without   reference  to
Indemnitee's  ability to repay the Expenses,  by or on behalf of the Indemnitee, to repay any amounts  paid,  advanced or reimbursed by the Company in respect of
Expenses relating to, arising out of or resulting from any  Indemnifiable  Claim in  respect  of  which  it shall  have  been  determined,  following  the  final disposition of such  Indemnifiable  Claim and in accordance with Section 7, that
Indemnitee is not entitled to indemnification hereunder.

     4.   INDEMNIFICATION   FOR  ADDITIONAL   EXPENSES.   Without  limiting  the
generality  or effect of the  foregoing,  the Company  shall  indemnify and hold harmless  Indemnitee  against and, if requested by Indemnitee,  shall  reimburse
Indemnitee  for, or advance to  Indemnitee,  within five  business  days of such request  accompanied  by supporting  documentation  for specific  Expenses to be reimbursed  or  advanced,  any and all actual and  reasonable  Expenses  paid or incurred  by  Indemnitee  in  connection  with any  Claim  made,  instituted  or conducted by Indemnitee  for (a)  indemnification  or  reimbursement  or advance payment of Expenses by the Company  under any  provision of this  Agreement,  or under any other  agreement  or  provision of the  Constituent  Documents  now or hereafter in effect relating to Indemnifiable  Claims, and/or (b) recovery under any  directors' and officers'  liability  insurance  policies  maintained by the
Company;  PROVIDED,  HOWEVER, if it is ultimately determined that the Indemnitee is not  entitled to such  indemnification,  reimbursement,  advance or insurance recovery,  as the case may be, then the  Indemnitee  shall be obligated to repay any such Expenses to the Company;  PROVIDED  FURTHER,  that,  regardless in each case of whether  Indemnitee  ultimately  is  determined  to be  entitled to such indemnification,  reimbursement,  advance or insurance recovery, as the case may be, Indemnitee shall return,  without interest, any such advance of Expenses (or portion thereof) which remains unspent at the final  disposition of the Claim to which the advance related.

     5.   PARTIAL  INDEMNITY.  If Indemnitee is entitled  under any provision of this  Agreement to  indemnification  by the Company for some or a portion of any
Indemnifiable  Loss but not for all of the total  amount  thereof,  the  Company shall  nevertheless  indemnify  Indemnitee  for the  portion  thereof  to  which
Indemnitee is entitled.

     6.   PROCEDURE  FOR  NOTIFICATION.  To obtain  indemnification  under  this
Agreement in respect of an Indemnifiable Claim or Indemnifiable Loss, Indemnitee
shall  submit to the  Company a written  request  therefore,  including  a brief description  (based upon  information  then  available  to  Indemnitee)  of such
Indemnifiable  Claim or  Indemnifiable  Loss.  If, at the time of the receipt of such request,  the Company has directors' and officers'  liability  insurance in effect under which coverage for such  Indemnifiable  Claim or Indemnifiable Loss is potentially  available,  the Company shall give prompt written notice of such
Indemnifiable  Claim  or  Indemnifiable  Loss  to  the  applicable  insurers  in accordance with the procedures set forth in the applicable policies. The Company shall  thereafter take all necessary or desirable  action to cause such insurers to pay, on behalf of the Indemnitee,  all Indemnifiable Claims and Indemnifiable
Losses in accordance with the terms of such policies.  The Company shall provide to  Indemnitee  a copy of such  notice  delivered  to the  applicable  insurers, substantially concurrently with the delivery thereof by the Company. The failure by  Indemnitee  to timely  notify  the  Company  of any  Indemnifiable  Claim or
Indemnifiable  Loss shall not relieve the Company from any  liability  hereunder unless, and only to the extent that, the Company did not otherwise learn of such
Indemnifiable  Claim or  Indemnifiable  Loss and to the extent that such failure results  in  forfeiture  by the  Company  of  substantial  defenses,  rights  or insurance coverage.

     7.   DETERMINATION OF RIGHT TO INDEMNIFICATION.

          (a) To the extent that  Indemnitee  shall have been  successful on the merits or otherwise in defense of any Indemnifiable Claim or any portion thereof or in defense of any issue or matter  therein,  including,  without  limitation, dismissal  without  prejudice,  Indemnitee  shall  be  indemnified  against  all
Indemnifiable  Losses  relating  to,  arising  out  of or  resulting  from  such
Indemnifiable  Claim in  accordance  with  Section 2 and no  Standard of Conduct
Determination (as defined in Section 7(b)) shall be required.

          (b) To the extent that the provisions of Section 7(a) are inapplicable to an  Indemnifiable  Claim  that  shall  have been  finally  disposed  of,  any determination  of whether  Indemnitee has satisfied the  applicable  Standard of
Conduct (a "STANDARD OF CONDUCT DETERMINATION") shall be made as follows: (i) if a Change in Control  shall not have  occurred,  or if a Change in Control  shall have occurred but  Indemnitee  shall have requested that the Standard of Conduct
Determination be made pursuant to this clause (i), (A) by a majority vote of the
Disinterested  Directors,  even if less than a quorum of the Board,  (B) if such
Disinterested  Directors  so  direct,  by a  majority  vote  of a  committee  of

Disinterested  Directors  designated  by a  majority  vote of all  Disinterested
Directors, or (C) if there are no such Disinterested Directors, or if a majority of the Disinterested  Directors so direct,  by Independent  Counsel in a written opinion  addressed  to  the  Board,  a copy  of  which  shall  be  delivered  to
Indemnitee;  and (ii) if a Change in Control shall have occurred and  Indemnitee shall not have  requested  that the  Standard of Conduct  Determination  be made pursuant  to clause  (i) above,  by  Independent  Counsel  in a written  opinion addressed to the Board, a copy of which shall be delivered to Indemnitee.

          (c) If (i) Indemnitee shall be entitled to  indemnification  hereunder against any Indemnifiable Losses pursuant to Section 7(a), (ii) no determination of whether  Indemnitee  has satisfied any  applicable  standard of conduct under
Delaware law is a legally required  condition  precedent to  indemnification  of
Indemnitee  hereunder against any Indemnifiable  Losses, or (iii) Indemnitee has been  determined  or deemed  pursuant  to  Section  7(b) to have  satisfied  the applicable Standard of Conduct, then the Company shall pay to Indemnitee, within five  business days after the later of (x) the  Notification  Date in respect of the Indemnifiable  Claim or portion thereof to which such  Indemnifiable  Losses are  related,  out of which such  Indemnifiable  Losses arose or from which such
Indemnifiable Losses resulted, and (y) the earliest date on which the applicable criterion  specified  in  clause  (i),  (ii) or  (iii)  above  shall  have  been satisfied,  an amount equal to the amount of such Indemnifiable Losses.  Nothing herein is intended to mean or imply that the Company is intending to use Section
145(f) of the Delaware  General  Corporation  Law to dispense with a requirement that  Indemnitee  meet the applicable  Standard of Conduct where it is otherwise required by such statute.

          (d) If a Standard of Conduct  Determination is required to be, but has not  been,  made  by  Independent  Counsel  pursuant  to  Section  7(b)(i),  the
Independent  Counsel shall be selected by the Board or a committee of the Board, and the Company shall give written  notice to Indemnitee  advising him or her of the identity of the  Independent  Counsel so selected.  If a Standard of Conduct
Determination  is required to be, or to have been,  made by Independent  Counsel pursuant  to Section  7(b)(ii),  the  Independent  Counsel  shall be selected by
Indemnitee,  and Indemnitee shall give written notice to the Company advising it of the  identity  of the  Independent  Counsel  so  selected.  In  either  case,
Indemnitee or the Company,  as applicable,  may, within five business days after receiving  written  notice of selection  from the other,  deliver to the other a written objection to such selection;  PROVIDED, HOWEVER, that such objection may be asserted only on the ground that the Independent Counsel so selected does not satisfy the criteria set forth in the  definition  of  "Independent  Counsel" in
Section 1(h), and the objection shall set forth with  particularity  the factual basis of such  assertion.  Absent a proper and timely  objection,  the Person so selected shall act as Independent Counsel. If such written objection is properly and timely made and substantiated,  (i) the Independent  Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court  has  determined  that  such  objection  is  without  merit and (ii) the non-objecting  party  may,  at its  option,  select an  alternative  Independent
Counsel and give written  notice to the other party advising such other party of the identity of the alternative  Independent Counsel so selected,  in which case the provisions of the two immediately preceding sentences and clause (i) of this sentence shall apply to such subsequent selection and notice. If applicable, the provisions of clause (ii) of the immediately  preceding  sentence shall apply to successive alternative  selections.  If no Independent Counsel that is permitted under the  foregoing  provisions  of this  Section  7(d) to make the Standard of

Conduct Determination shall have been selected within 30 calendar days after the
Company gives its initial notice  pursuant to the first sentence of this Section
7(d) or Indemnitee  gives its initial notice  pursuant to the second sentence of this Section  7(d),  as the case may be,  either the Company or  Indemnitee  may petition  the Court of Chancery of the State of Delaware for  resolution  of any objection which shall have been made by the Company or Indemnitee to the other's selection of  Independent  Counsel  and/or for the  appointment  as  Independent
Counsel of a person or firm selected by the Court or by such other person as the
Court  shall  designate,  and  the  person  or firm  with  respect  to whom  all objections  are so  resolved  or the  person  or firm so  appointed  will act as
Independent  Counsel. In all events, the Company shall pay all of the actual and reasonable fees and expenses of the Independent  Counsel  incurred in connection with the Independent Counsel's determination pursuant to Section 7(b).

     8.   COOPERATION.  Indemnitee  shall cooperate with reasonable  requests of the Company in connection  with any  Indemnifiable  Claim and any  individual or firm making such Standard of Conduct Determination,  including providing to such
Person  documentation  or  information  which  is not  privileged  or  otherwise protected from  disclosure  and which is reasonably  available to Indemnitee and reasonably  necessary to defend the Indemnifiable  Claim or make any Standard of
Conduct  Determination  without  incurring any  unreimbursed  cost in connection therewith. The Company shall indemnify and hold harmless Indemnitee against and, if  requested  by  Indemnitee,  shall  reimburse  Indemnitee  for, or advance to
Indemnitee,  within five business days of such request accompanied by supporting documentation for specific costs and expenses to be reimbursed or advanced,  any and all costs and expenses (including attorneys' and experts' fees and expenses)
actually and reasonably incurred by Indemnitee in so cooperating with the Person
defending   the   Indemnifiable   Claim  or  making  such  Standard  of  Conduct
Determination.

     9.   PRESUMPTION  OF  ENTITLEMENT.   Notwithstanding  any  other  provision
hereof, in making any Standard of Conduct Determination,  the Person making such determination  shall  presume  that  Indemnitee  has  satisfied  the  applicable
Standard of Conduct.

     10.  NO OTHER PRESUMPTION.  For purposes of this Agreement, the termination of any Claim by  judgment,  order,  settlement  (whether  with or without  court approval) or conviction,  or upon a plea of nolo  contendere or its  equivalent, will not  create  a  presumption  that  Indemnitee  did not meet any  applicable
Standard  of  Conduct  or  that  indemnification   hereunder  is  otherwise  not
permitted.

     11.  NON-EXCLUSIVITY.  The  rights  of  Indemnitee  hereunder  will  be  in addition  to  any  other  rights  Indemnitee  may  have  under  the  Constituent
Documents,   or  the   substantive   laws  of  the  Company's   jurisdiction  of
incorporation,  any other contract or otherwise (collectively,  "OTHER INDEMNITY
PROVISIONS");  PROVIDED,  HOWEVER,  that  (a)  to  the  extent  that  Indemnitee otherwise  would  have any  greater  right to  indemnification  under  any Other
Indemnity  Provision,  Indemnitee  will without further action be deemed to have such greater right  hereunder,  and (b) to the extent that any change is made to any Other Indemnity Provision which permits any greater right to indemnification than that provided under this Agreement as of the date hereof,  Indemnitee  will be deemed to have such greater right hereunder. The Company may not, without the consent of Indemnitee,  adopt any amendment to any of the Constituent  Documents the effect of which would be to deny, diminish or encumber Indemnitee's right to indemnification under this Agreement.

     12.  LIABILITY  INSURANCE  AND FUNDING.  For the  duration of  Indemnitee's service as a director and/or officer of the Company and for a reasonable  period of time thereafter,  which such period shall be determined by the Company in its sole discretion,  the Company shall use commercially  reasonable efforts (taking into  account  the scope and amount of coverage  available  relative to the cost thereof)  to cause  to be  maintained  in  effect  policies  of  directors'  and officers'  liability  insurance providing coverage for directors and/or officers of the Company,  and, if applicable,  that is substantially  comparable in scope and amount to that provided by the Company's  current policies of directors' and officers'  liability  insurance.  Upon  reasonable  request,  the Company  shall provide  Indemnitee  or his or her  counsel  with a copy of all  directors'  and officers' liability insurance  applications,  binders,  policies,  declarations, endorsements  and other related  materials.  In all policies of  directors'  and officers' liability insurance obtained by the Company, Indemnitee shall be named as an  insured  in such a manner as to provide  Indemnitee  the same  rights and benefits,  subject to the same  limitations,  as are  accorded to the  Company's directors and officers most  favorably  insured by such policy.  Notwithstanding the foregoing, (i) the Company may, but shall not be required to, create a trust fund,  grant  a  security  interest  or  use  other  means,  including,  without limitation,  a letter of credit, to ensure the payment of such amounts as may be necessary to satisfy its obligations to indemnify and advance expenses  pursuant to this  Agreement  and (ii) in  renewing  or  seeking  to renew  any  insurance hereunder,  the  Company  will not be required to expend more than 2.0 times the premium amount of the immediately preceding policy period (equitably adjusted if necessary to reflect differences in policy periods).

     13.  SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated  to the extent of such payment to all of the related  rights of  recovery of  Indemnitee  against  other  Persons  (other  than  Indemnitee's successors), including any entity or enterprise referred to in clause (i) of the definition of  "Indemnifiable  Claim" in Section 1(f).  Indemnitee shall execute all papers  reasonably  required  to evidence  such rights (all of  Indemnitee's reasonable Expenses,  including attorneys' fees and charges,  related thereto to be reimbursed by or, at the option of Indemnitee, advanced by the Company).

     14.  NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this
Agreement  to make any  payment to  Indemnitee  in respect of any  Indemnifiable
Losses to the extent  Indemnitee has otherwise already actually received payment
(net of Expenses  incurred in connection  therewith) under any insurance policy, the Constituent Documents and Other Indemnity Provisions or otherwise (including from any entity or  enterprise  referred to in clause (i) of the  definition  of
"Indemnifiable  Claim" in Section 1(f)) in respect of such Indemnifiable  Losses otherwise indemnifiable hereunder.

     15.  DEFENSE OF CLAIMS. Subject to the provisions of applicable policies of directors'  and  officers'  liability  insurance,  if any, the Company  shall be entitled to participate in the defense of any  Indemnifiable  Claim or to assume or  lead  the  defense  thereof  with  counsel  reasonably  satisfactory  to the
Indemnitee;  PROVIDED that if Indemnitee  determines,  after  consultation  with counsel  selected  by  Indemnitee,  that (a) the use of  counsel  chosen  by the
Company to  represent  Indemnitee  would  present such counsel with an actual or potential  conflict,  (b) the  named  parties  in any such  Indemnifiable  Claim
(including  any impleaded  parties)  include both the Company and Indemnitee and
Indemnitee shall conclude that there may be one or more legal defenses available to him or her that are different  from or in addition to those  available to the
Company,  (c) any such  representation  by such counsel would be precluded under the  applicable  standards  of  professional  conduct  then  prevailing,  or (d)
Indemnitee  has  interests in the claim or  underlying  subject  matter that are different  from or in addition to those of other Persons  against whom the Claim has been made or might  reasonably be expected to be made, then Indemnitee shall be entitled to retain separate  counsel (but not more than one law firm plus, if applicable,  local counsel in respect of any particular  Indemnifiable Claim for all indemnitees in Indemnitee's  circumstances)  at the Company's  expense.  The
Company shall not be liable to Indemnitee  under this  Agreement for any amounts paid in settlement of any  threatened or pending  Indemnifiable  Claim  effected without the Company's prior written consent.  The Company shall not, without the prior written consent of the Indemnitee, effect any settlement of any threatened or pending  Indemnifiable  Claim  which the  Indemnitee  is or could have been a party unless such settlement solely involves the payment of money and includes a complete and  unconditional  release of the Indemnitee from all liability on any claims  that are the subject  matter of such  Indemnifiable  Claim.  Neither the
Company nor Indemnitee shall  unreasonably  withhold its consent to any proposed settlement; PROVIDED that Indemnitee may withhold consent to any settlement that does not provide a complete and unconditional release of Indemnitee.

     16.  MUTUAL ACKNOWLEDGMENT. Both the Company and the Indemnitee acknowledge that in certain instances,  Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise.  Indemnitee  understands  and  acknowledges  that the  Company may be required in the future to undertake to the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee and,  in that  event,  the  Indemnitee's  rights and the  Company's  obligations hereunder shall be subject to that determination.

     17.  SUCCESSORS AND BINDING AGREEMENT.

          (a) This  Agreement  shall be binding upon and inure to the benefit of the Company and any successor to the Company, including, without limitation, any
Person acquiring directly or indirectly all or substantially all of the business
or  assets  of  the  Company   whether  by  purchase,   merger,   consolidation,
reorganization  or otherwise (and such  successor will  thereafter be deemed the
"Company" for purposes of this Agreement), but shall not otherwise be assignable or delegatable by the Company.

          (b) This Agreement shall inure to the benefit of and be enforceable by the Indemnitee's personal or legal representatives,  executors,  administrators, heirs, distributees, legatees and other successors.

          (c) This  Agreement  is  personal in nature and neither of the parties hereto  shall,  without  the  consent  of the  other,  assign or  delegate  this
Agreement or any rights or obligations hereunder except as expressly provided in
Sections  17(a) and 17(b).  Without  limiting  the  generality  or effect of the foregoing,  Indemnitee's  right  to  receive  payments  hereunder  shall  not be

                                       10

assignable,  whether by pledge,  creation of a security  interest or  otherwise, other than by a transfer by the Indemnitee's  will or by the laws of descent and distribution, and, in the event of any attempted assignment or transfer contrary to this Section 17(c),  the Company shall have no liability to pay any amount so attempted to be assigned or transferred.

     18.  NOTICES.  For all  purposes  of this  Agreement,  all  communications, including without limitation notices, consents, requests or approvals,  required or  permitted  to be given  hereunder  must be in writing and shall be deemed to have been duly given when hand  delivered or dispatched by electronic  facsimile transmission (with receipt thereof orally confirmed),  or one business day after having been sent for  next-day  delivery by a  nationally  recognized  overnight courier service,  addressed to the Company (to the attention of the Secretary of the Company) and to Indemnitee at the applicable  address shown on the signature page  hereto,  or to such other  address as any party may have  furnished to the other in writing and in accordance  herewith,  except that notices of changes of address will be effective only upon receipt.

     19. GOVERNING  LAW.  The  validity,   interpretation,   construction   and
performance of this  Agreement  shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without giving effect to the principles of conflict of laws of such State.  The Company and  Indemnitee  each hereby  irrevocably  consent to the  jurisdiction  of the Chancery  Court of the
State of Delaware for all purposes in  connection  with any action or proceeding which  arises  out  of or  relates  to  this  Agreement,  waive  all  procedural
objections  to  suit  in  that  jurisdiction,   including,  without  limitation,
objections as to venue or  inconvenience,  agree that service in any such action may be made by notice  given in  accordance  with Section 18 and also agree that any action instituted under this Agreement shall be brought only in the Chancery
Court of the State of Delaware.

     20.  VALIDITY. If any provision of this Agreement or the application of any provision hereof to any Person or circumstance is held invalid, unenforceable or otherwise  illegal,  the remainder of this Agreement and the application of such provision to any other  Person or  circumstance  shall not be affected,  and the provision so held to be invalid,  unenforceable  or otherwise  illegal  shall be reformed  to  the  extent,  and  only  to  the  extent,  necessary  to  make  it enforceable,  valid or legal. In the event that any court or other  adjudicative body shall decline to reform any provision of this Agreement held to be invalid, unenforceable or otherwise illegal as contemplated by the immediately  preceding sentence,  the parties thereto shall take all such action as may be necessary or appropriate  to replace the  provision so held to be invalid,  unenforceable  or otherwise  illegal with one or more  alternative  provisions that effectuate the purpose and intent of the  original  provisions  of this  Agreement  as fully as possible without being invalid, unenforceable or otherwise illegal.

     21.  MISCELLANEOUS.  No provision of this Agreement may be waived, modified or  discharged  unless such  waiver,  modification  or discharge is agreed to in writing signed by Indemnitee  and the Company.  No waiver by either party hereto at any time of any  breach by the other  party  hereto  or  compliance  with any condition  or  provision  of this  Agreement to be performed by such other party shall be deemed a waiver of similar or  dissimilar  provisions  or conditions at the same or at any prior or subsequent  time. No agreements or  representations, oral or  otherwise,  expressed  or implied  with  respect to the subject  matter hereof have been made by either  party that are not set forth  expressly in this
Agreement.

                                       11

     22.  CERTAIN  INTERPRETIVE  MATTERS.  Unless the context of this  Agreement otherwise requires,  (1) "it" or "its" or words of any gender include each other gender, (2) words using the singular or plural number also include the plural or singular number,  respectively,  (3) the terms "hereof,"  "herein," "hereby" and derivative  or  similar  words  refer to this  entire  Agreement,  (4) the terms
"Article,"  "Section,"  "Annex" or  "Exhibit"  refer to the  specified  Article,
Section,  Annex or Exhibit  of or to this  Agreement,  (5) the terms  "include,"
"includes" and  "including"  will be deemed to be followed by the words "without limitation" (whether or not so expressed),  and (6) the word "or" is disjunctive but not  exclusive.  Whenever this  Agreement  refers to a number of days,  such number  will refer to calendar  days  unless  business  days are  specified  and whenever action must be taken (including the giving of notice or the delivery of documents)  under  this  Agreement  during  a  certain  period  of  time or by a particular  date that ends or occurs on a non-business  day, then such period or date will be extended  until the  immediately  following  business  day. As used herein,  "BUSINESS  DAY" means any day other than  Saturday,  Sunday or a United
States federal holiday.

     23.  ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement and supersedes  all prior  agreements  and  understandings,  both  written and oral, between the parties hereto with respect to the subject matter of this Agreement.
Any prior agreements or  understandings  between the parties hereto with respect to indemnification are hereby terminated and of no further force or effect. This
Agreement  is not the  exclusive  means of  securing  indemnification  rights of
Indemnitee  and is in  addition  to any  rights  Indemnitee  may have  under any
Constituent Documents.

     24.  COUNTERPARTS.   This   Agreement  may  be  executed  in  one  or  more
counterparts,  each of which will be deemed to be an  original  but all of which together shall constitute one and the same agreement.

                                       12

          IN WITNESS WHEREOF, Indemnitee has executed and the Company has caused its duly  authorized  representative  to execute  this  Agreement as of the date first above written.

                                    HEALTH BENEFITS DIRECT CORPORATION

                                    By: /s/ Charles Eissa
                                        ----------------------------------------
                                        Name:  Charles Eissa
                                        Title: President, COO

                                    INDEMNITEE:

                                     /s/ Scott Frohman
                                    --------------------------------------------
                                    Name:

                                    Address: 2900 Gateway Dr.
                                             -----------------------------------

                                    Pompano, Fl 33069
                                    ------------------------------------------

                                    ------------------------------------------

                SIGNATURE PAGE TO DIRECTOR AND OFFICER INDEMNIFICATION AGREEMENT